UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2023, the Board of Directors (the “Board”) of Global Payments Inc. (the “Company”) appointed Kirsten Kliphouse to serve as an independent member on the Board, effective as of October 26, 2023. Ms. Kliphouse’s term as a member of the Board will expire at the next annual meeting of shareholders of the Company, and until her successor is elected and qualified, or until her earlier death, resignation or removal. Concurrent with her appointment to the Board, Ms. Kliphouse was appointed to the Technology Committee of the Board.

Ms. Kliphouse served as President of Google Cloud Americas, where she was responsible for leading and growing the sales, go-to-market, customer engagement, channel and services organizations, from March 2022 until her retirement in July 2023. At Google Cloud, she also served as the Global Chair of the Aspiring Leadership Academy and Women@GoogleCloud. Previously, Ms. Kliphouse served as President of the North American division of Google Cloud from July 2019 until March 2022. Prior to Google Cloud, Ms. Kliphouse served in senior leadership positions at Red Hat, Inc., Yardarm Technologies, Scaling Ventures and Microsoft, where she spent more than 25 years and was part of the executive leadership team. Ms. Kliphouse has also served as a director of Laboratory Corp. of America Holdings since October 2022 and a director of Dun & Bradstreet Holdings, Inc. since July 2023.

There are no arrangements or understandings between Ms. Kliphouse and any other persons pursuant to which she was selected to serve as a director. Additionally, there are no transactions involving the Company and Ms. Kliphouse that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Kliphouse will be entitled to receive compensation for her Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2023.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	October 27, 2023	By: /s/ David Green
David Green
Senior Executive Vice President and Chief Administrative and Legal Officer